Putnam
                      Intermediate
                      Tax Exempt
                      Income Fund

ANNUAL REPORT
September 30, 1995
                        [Graphic: Putnam "Scales" logo]
                    B O S T O N  *  L O N D O N  *  T O K Y O

Performance highlights


> "Demand for attractively priced municipal bonds is increasing as new bond sales by states, cities, and agencies become more scarce . . . New sales have fallen 18 percent during the first nine months of 1995."

  --Bloomberg, October 13, 1995


FISCAL 1995 RESULTS AT A GLANCE

                                                                Class A                Class B
Total return:                                                 NAV         POP       NAV     CDSC
 ....................................................................................................
(change in value during period
plus reinvested distributions)
12 months ended 9/30/95                                     6.54%       3.03%     6.03%     3.03%
 Share value:                                                 NAV         POP           NAV
 ....................................................................................................
9/30/94                                                     $8.23       $8.51          $8.24
9/30/95                                                      8.30        8.58           8.32
Distributions:                       No.        Income                                    Total
 ....................................................................................................
Class A                              12      $0.445637                                $0.445637
Class B                              12       0.397411                                 0.397411
Current return:                                               NAV         POP           NAV
 ....................................................................................................
End of period
Current dividend rate(1)                                    5.26%       5.08%           4.65%
Taxable equivalent(2)                                       8.71        8.41            7.70
Current 30-day SEC yield(3)                                 5.10        4.94            4.57
Without expense limitation                                  3.99        3.86            3.19
Taxable equivalent(2)                                       8.44        8.18            7.57
Without expense limitation                                  6.61        6.39            5.28



Data above represent past results, reflect an expense limitation in effect during the period, and are not indicative of future performance. Without the expense limitation, results would have been lower. For performance over longer periods, see page 8. POP assumes 3.25% maximum sales charge. CDSC assumes 3% maximum contingent deferred sales charge. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. (3)Based on investment income calculated using SEC guidelines.

From the Chairman

                                                        [Photo: George Putnam]
                                                          (c) Karsh, Ottawa

Dear Shareholder:


With plenty to be positive about, tax-exempt investors are finally putting their summer fears behind them. A few months ago, flat-tax proposals were floated in the pre-election wind. The mere talk of such a tax, which would end the beneficial tax treatment now accorded municipal bonds, was enough to send the market into decline.



Interest rates are still moderate, inflation remains low, and the economy seems to have slowed to a more comfortable pace, all factors that gladden fixed-income investors' hearts. Municipal-bond investors have been further blessed with yields virtually at the same level as those of taxable bonds and a favorable ratio of supply to demand.



As Putnam Intermediate Tax Exempt Income Fund's fiscal year ended on September 30, 1995, the municipal-bond market was showing new signs of strength, poised for what could be another period of advance. James Prusko, who has been with Putnam since August 1992, assumed the management of your fund this past June. Prior to joining Putnam, Jim was a sales and trading associate at Salomon Brothers. He reviews performance and prospects in the report that follows.


Respectfully yours,

/s/ George Putnam

George Putnam
Chairman of the Trustees
November 22, 1995

Report from the Fund Manager
James M. Prusko



Fixed-income investors who stayed the course through 1994's turbulence have been handsomely rewarded during the first nine months of calendar 1995. During this period, municipal bonds recouped a significant amount of the losses they incurred in 1994, but did not rally to the same extent as taxable fixed-income investments. Nevertheless, Putnam Intermediate Tax Exempt Income Fund's performance for the fiscal year ended September 30, 1995, certainly demonstrates the fund's ability to take advantage of market trends. For the fiscal year, your fund's class A and class B shares had a total return of 6.54% and 6.03%, respectively, at net asset value.


>  PROSPECT OF TAX REFORM INCREASES DEMAND FOR INTERMEDIATE MATURITIES


Since spring, the municipal market has been haunted by the specter of flat-tax proposals in Congress that could jeopardize the tax advantages currently enjoyed by these securities. We believe investors' concerns about an overhaul of the tax system are premature. Although further instability cannot be excluded, we do not expect any substantive tax reform until at least 1997.


The tax reform turmoil had an unexpected benefit for your fund, leading to a surge in demand for municipals with maturities of 10 years or less. The attractive tax-free income and greater relative price stability offered by intermediate municipals are especially appealing in the current environment, while their performance is matching--or slightly surpassing--that of longer-term bonds.*


Doubts about the future of tax-exempt investments have caused high-grade municipal-bond yields to remain very attractive versus Treasuries and other taxable alternatives. Your fund's current dividend rate of 5.26% for class A shares at net asset value would actually translate into a current return of 8.71% for an equivalent taxable investment, assuming the maximum federal tax rate of 39.6%. Most investors in lower brackets would also enjoy tax advantages, though not necessarily to the same extent.



*Source: Lipper Mutual Funds Quarterly, as cited in Barron's, 10/9/95.

>  BALANCED APPROACH ADDS VALUE

We strive to maximize your fund's total return potential by seeking the best balance of credit quality, income, relative price stability, and geographic diversification. Over the last six months, we have increased the fund's allocation to state general obligation and transportation bonds in order to accomplish these goals.

While the fund's overall allocation to health-care bonds decreased somewhat, the hospital sector continues to be a dynamic and challenging part of the municipal market and an important component of your fund's portfolio. Detailed credit analysis can frequently uncover attractive opportunities that provide generous yields. This is balanced by the addition of high-grade state general obligation bonds. Secured by the full faith and credit of their issuing states, state GOs provide a means of diversification and enhance the portfolio's overall credit quality.

Highway and toll road revenue bonds often generate very favorable cash flow statistics and offer investors the chance to participate in the rebuilding of America's infrastructure. One example: bonds issued by the Foothill/Eastern Transportation Corridor Agency of California. This project, part of the large, multimillion dollar San Joaquin Toll Road under construction in the Anaheim/San Diego corridor, will eventually help to ease traffic congestion in the region. This bond has performed quite well and provides attractive income for the fund.


------------------------------- [BAR CHART] ---------------------------------

TOP INDUSTRY SECTORS (9/30/95)*

Healthcare                    21.83%
Municipal utilities           14.56%
Political subdivisions        13.54%
State government obligations   9.58%
Airport and transportation     9.81%
Water and sewer                7.06%

*Based on percentage of net assets. Sector allocations will vary over time.

 -----------------------------------------------------------------------------

>  RESTRUCTURED PORTFOLIO REFLECTS A MORE CONSTRUCTIVE OUTLOOK

By early summer, we sensed that flat-tax fears had become overdone and the municipal market was poised for a turnaround. While still maintaining our primary objectives of attractive tax-exempt income and an intermediate maturity profile, we began taking steps to reposition the fund more aggressively. Our goal was to be positioned to participate fully in any rallies that might be sparked by declining rates.

Therefore, over the last 6 months, we emphasized bonds with 8- to 10-year maturities, which tend to be more sensitive to changes in interest rates than bonds with shorter maturities. We have also increased our holdings of noncallable bonds to protect the fund from early bond redemptions. As a result of these strategic changes, the fund's average maturity and duration have been extended from 6.6 and 4.8 years as of March 31, 1995, to 8.97 and
7.2 years, respectively, as of September 30, 1995. A longer average portfolio maturity and duration reflect our more positive outlook on the economy and interest rates.

Bonds at the higher end of the investment-grade quality spectrum tend to appreciate the most rapidly when interest rates fall. We therefore increased the portfolio's holdings of AAA-rated bonds from 22.1% of net assets on March 31, 1995, to 32% of net assets as of September 30, 1995, in anticipation of a market recovery. In order to accomplish this shift, we reduced the percentage of AA- and A-rated bonds from 17.1% and 15.3% of net assets as of March 31, 1995, to 15.6% and 10.2% of net assets, respectively, as of September 30, 1995.


>  FUNDAMENTALS, TECHNICALS FAVOR INTERMEDIATES

While fundamentals remain positive for the bond markets in general, returns in the municipal market have been hampered by tax reform rhetoric in Washington. In our opinion, the market has reacted to the perceived effects of the flat-tax talk and not to any hard facts. We therefore believe a buying opportunity exists with municipal bonds, although some volatility is still possible.

TOP 10 HOLDINGS (9/30/95)*

Mass. Muni. Wholesale Elec. Co. Power System 5.10% 7/1/06 (Massachusetts)
 .........................................................................
Washington State IFB 6.31% 5/1/08 (Washington)
 .........................................................................
New York, NY G.O. 7.00% 8/15/06 (New York)
 .........................................................................
Massachusetts HEFA Mass. Eye & Ear 7.00% 7/1/01 (Massachusetts)
 .........................................................................
Oro Loma Sanitation District 8.55% 10/1/06 (California)
 .........................................................................
Dickinson County Mem. Hospital 7.625% 11/1/05 (Michigan)
 .........................................................................
Dallas County Flood Control Dist. #1 9.25% 4/1/10 (Texas)
 .........................................................................
South Essex Sewer District G.O. 7.50% 6/1/04 (Massachusetts)
 .........................................................................
Denver City & County Airport 7.00% 11/15/01 (Colorado)
 .........................................................................
Connecticut State Dev. Authority Alzheimer Res. Center 6.825% 8/15/04 (Connecticut)
 .........................................................................

*Top holdings represent 38.8% of the fund's net assets. Portfolio holdings will vary over time.


Contracting new issue supply and the continued desire for tax relief should buoy the municipal market going forward. For the first nine months of 1995, overall municipal new issue supply was down 17.8% compared with last year's levels. Demand for intermediate maturities in particular is expected to stay firm as investors remain reluctant to commit to longer maturities in the face of uncertain future tax rates. We anticipate investors will continue to benefit from the attractive tax-free yields and relative price stability of a diversified, high-quality portfolio of intermediate municipal bonds.

The views expressed throughout the report are exclusively those of Putnam Management. They are not meant as investment advice. While we viewed favorably the issues discussed here as of 9/30/95, there is no assurance the fund will continue to hold them in the future.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam Intermediate Tax Exempt Income Fund is designed for investors seeking high current income free from federal income tax and consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
                                                       Lehman
                                                        Bros.
                       Class A         Class B        Municipal
                     NAV     POP     NAV    CDSC     Bond Index      CPI
-------------------------------------------------------------------------
1 year              6.54%   3.03%   6.03%   3.03%       11.18%      2.54%
-------------------------------------------------------------------------
Life of fund        5.47    1.98    4.86    1.92        11.26       3.86
Annual average      4.08    1.49    3.63    1.44         8.36       2.89
-------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. The fund began operations on 6/1/94, offering both class A and class B shares. Performance data represent past results and will differ for each share class. Investment returns and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

---------------------------------- [LINE CHART] ------------------------------

GROWTH OF $10,000 COMPARED

  Consumer Price     Putnam Intermediate          Lehman Bros.
     Index           Tax Exempt A at POP     Municipal Bond Index

     10000                 9675                     10000
     10129                 9573                     10007
     10149                 9353                      9864
     10264                 9724                     10561
     10339                 9906                     10816
     10386                10198                     11126

Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 6/1/94 would have been valued at $10,486 on 9/30/95 ($10,192 with a redemption at the end of the period).

-----------------------------------------------------------------------------

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Federal tax information
(Unaudited)

The fund designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

Report of independent accountants
For the fiscal year ended September 30, 1995

To the Trustees and Shareholders of
Putnam Intermediate Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate Tax Exempt Income Fund, including the portfolio of investments owned, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year ended and the period from June 1, 1994 (commencement of operations) through September 30, 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Intermediate Tax Exempt Income Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended and the period from June 1, 1994 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 10, 1995

Portfolio of investments owned
September 30, 1995
---------------------- Key to Abbreviations ----------------------------
AMBAC      -- AMBAC Indemnity Corporation
COP        -- Certificate of Participation.
FGIC       -- Federal Guaranty Insurance Company
FNMA Coll. -- Federal National Mortgage Association--Collateral
G.O. Bonds -- General Obligation Bonds
GNMA Coll. -- Government National Mortgage Association--Collateral
MBIA       -- Municipal Bond Investors Assurance Corporation
VRDN       -- Variable Rate Demand Notes
------------------------------------------------------------------------

MUNICIPAL BONDS AND NOTES (100.3%)*
PRINCIPAL AMOUNT                                   RATINGS**      VALUE

California (15.9%)*
---------------------------------------------------------------------------
$  700,000    CA Hsg. Fin. Agcy. Rev. Bonds
                Ser K, AMBAC 5.55s, 2/1/21             AAA      $  693,875
   500,000    Central Valley Fing. Auth. Rev.
                Bonds (Carson Ice-Cogeneration
                Project), 5.8s, 7/1/04                 BBB         505,000
   150,000    Foothill/Eastern Trans. Corridor
                Agcy. Rev. Bonds
                (California Toll Road), Ser. A,
                zero% s, 1/1/04                        Baa          88,313
   500,000    Garden Grove Cmnty. Dev. Tax
                Allocation Rev. Bonds
                (Garden Grove Cmnty. Project),
                5.7s, 10/1/08                            A         481,875
   650,000    Los Angeles Multi. Fam. Rev. Bonds
                (Earthquake Rehab. Project),
                Ser. A, 5.65s, 12/1/25                 AAA         644,313
 1,200,000    Orange Cnty. G.O. Bonds
                Ser. A, MBIA 5.6s, 6/1/07              AAA       1,206,000
 1,700,000    Oro Loma San. Dist. Swr. Rev.
                Bonds
                Ser. A, AMBAC, 8.55s, 10/1/06          AAA       2,059,125
   305,000    Pleasanton, Jt. Pwrs. Fing. Auth.
                Rev. Bonds Ser. B, 6-1/2s,
                9/2/04                               BBB/P         307,669
              Sacramento Cogen. Auth. Rev.
                Bonds
 1,000,000    (Procter & Gamble Cogen. Project),
                6.2s, 7/1/06                           BBB       1,013,750
 1,000,000    (Procter & Gamble Cogen. Project),
                6s, 7/1/03                             BBB       1,022,500
 1,000,000    San Joaquin Hills Trans. Corridor
                Agy. Toll Rd. Rev. Bonds zero%
                s, 1/1/04                             BB/P         698,750
                                                                 ----------
                                                                 8,721,170
Colorado (7.9%)
---------------------------------------------------------------------------
              Denver City & Cnty. Arpt. Rev.
                Bonds
   800,000    Ser. A, 7-1/2s, 11/15/06                 Baa         891,000
 1,250,000    Ser. A, 7.4s, 11/15/05                   Baa       1,384,375
   250,000    Ser. B, 7s, 11/15/02                     Baa         269,375
 1,700,000    Ser. B, 7s, 11/15/01                     Baa       1,829,625
                                                                 ----------
                                                                 4,374,375

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                   RATINGS**      VALUE

Connecticut (3.0%)
---------------------------------------------------------------------------
$1,600,000    CT State Dev. Auth Hlth. Care Rev.
                Bonds (Alzheimer Res. Ctr.),
                Class A 6-7/8s, 8/15/04              BB/P       $1,638,000
Florida (1.9%)
---------------------------------------------------------------------------
 1,000,000    Escambia Cnty. Hsg. Fin. Auth.
                Single Fam. Mtge. Rev. Bonds
                (Multi. Cnty. Project) GNMA/FNMA
                Coll., 6.6s, 10/1/12                  AAA        1,043,750
Georgia (5.8%)
---------------------------------------------------------------------------
   400,000    Burke Cnty. Dev. Auth. Poll.
                Cntrl. Rev. Bonds (Oglethorpe
                Pwr. Co.-Vogtle Project) MBIA,
                7-1/2s, 1/1/03                        AAA          445,500
 1,000,000    GA Muni. Elec. Pwr. Auth. Rev.
                Bonds
                Ser. V, 6.3s, 1/1/04                    A        1,081,250
 1,000,000    GA State G.O. Bonds
                Ser. D, 6.8s, 8/1/04                  Aaa        1,155,000
   500,000    Metropolitan Rapid Tran. Auth.
                Sales Tax Rev. Bonds Ser. K,
                7.3s, 7/1/06                           AA          543,125
                                                                 ----------
                                                                 3,224,875
Massachusetts (14.4%)
---------------------------------------------------------------------------
 3,000,000    MA Muni. Whsl. Elec. Co. Pwr.
                Supply Syst. Rev. Bonds
                Ser. A, AMBAC, 5.1s, 7/1/06           AAA        3,003,750
 2,120,000    MA State Hlth. & Edl. Facs. Auth.
                Rev. Bonds (MA Eye & Ear
                Infirmary), Ser. A, 7s, 7/1/01        Baa        2,130,600
 1,000,000    MA State Hlth. & Edl. Facs. Auth.
                Rev. Bonds (Central New England
                Hlth. Syst.),
                Ser. A, 5-3/4s, 8/1/03                Baa          998,750
 1,570,000    South Essex Swr. Dist. G.O. Bonds
                Ser. B, MBIA 7-1/2s, 6/1/04           AAA        1,840,825
                                                                 ----------
                                                                 7,973,925
Michigan (7.7%)
---------------------------------------------------------------------------
              Detroit G.O. Bonds
 1,000,000    Ser. B, 6-3/4s, 4/1/03                  BBB        1,055,000
   500,000    Ser. A, 5-3/4s, 5/1/03                  BBB          493,750
 1,800,000    Dickinson Cnty. Mem. Hosp. Rev.
                Bonds
                7-5/8s, 11/1/05                        Ba        1,894,500
 3,000,000    Howell Pub. School Rev. Bonds
                FGIC, zero %, 5/1/17                  AAA          795,000
                                                                 ----------
                                                                 4,238,250
Minnesota (1.8%)
---------------------------------------------------------------------------
 1,000,000    U. of Minn. Rev. Bonds
                4.8s, 8/15/03                          AA          987,500
Mississippi (0.7%)
---------------------------------------------------------------------------
   400,000    Rankin Cnty., Indl. Dev. Rev.
                Bonds
                (Yellow Fght. Syst. Inc.
                Project), 5-3/4s, 10/1/08             BBB          395,500

Nevada (1.9%)
---------------------------------------------------------------------------
$1,000,000    Washoe Cnty. School Dist. Rev.
                Bonds
                MBIA 5.9s, 8/1/05                     AAA       $1,055,000
New York (7.5%)
---------------------------------------------------------------------------
 2,000,000    NY City G.O. Bonds
                Ser. B, 7s, 8/15/06                   Baa        2,132,500
   500,000    NY State Dorm. Auth. Rev. Bonds
                (City University), Ser. A,
                8-1/8s, 7/1/07                        Baa          545,625
 1,000,000    NY State Mtge. Agcy., Home Mtge.,
                Rev. Bonds
                Ser. 44 6.8s, 10/1/05                  Aa        1,072,500
   400,000    NY State Urban Dev. Corp. Youth
                Fac. Rev. Bonds
                5-7/8s, 4/1/07                        Baa          397,500
                                                                 ----------
                                                                 4,148,125
North Carolina (3.8%)
---------------------------------------------------------------------------
              NC Eastern Muni. Pwr. Agcy. Pwr.
                Syst. Rev. Bonds
 1,000,000     Ser. B, 7s, 1/1/08                       A        1,070,000
 1,000,000     Ser. B, 6s, 1/1/06                     BBB        1,016,250
                                                                 ----------
                                                                 2,086,250
Ohio (0.8%)
---------------------------------------------------------------------------
   400,000    Cuyahoga Cnty. Hosp. Rev. Bonds
                (Merida Health Systems), 6.2s,
                8/15/05                                 A          424,000
Oklahoma (4.4%)
---------------------------------------------------------------------------
              Tulsa, Indl. Auth. Hosp. Rev. Bonds
                (Tulsa Regl. Med. Ctr.)
 1,250,000     Ser. A, 7-5/8s, 6/1/06                 BBB        1,364,063
 1,000,000     7s, 6/1/06                             BBB        1,073,750
                                                                 ----------
                                                                 2,437,813
Pennsylvania (6.2%)
---------------------------------------------------------------------------
   900,000    Delaware Cnty., Indl. Dev. Auth.
                Arpt. Fac. VRDN
                (UTD Parcel Svc. Project), 6.1s,
                12/1/15                               AAA          900,000
 1,500,000    McKeesport, Hosp. Auth. Rev. Bonds
                (McKeesport Hosp. Project),
                6-1/4s, 7/1/03                        Baa        1,490,625
 1,000,000    Philadelphia Hosp. & Higher Edl.
                Facs. Hosp. Rev. Bonds
                (Temple U. Hosp.), Ser. A,
                6-1/2s, 11/15/08                      BBB        1,038,750
                                                                 ----------
                                                                 3,429,375
South Dakota (1.8%)
---------------------------------------------------------------------------
 1,000,000    SD Hsg. Dev. Auth. Homeownership
                Mtge. Rev. Bonds
                Ser. C, 4-1/2s, 5/1/98                 AA          999,998
Texas (6.8%)
---------------------------------------------------------------------------
   150,000    Dallas Civic Ctr. Convention
                Complex Sr. Lien Rev. Bonds
                8-1/2s, 1/1/04                          A          151,500
 1,460,000    Dallas Cnty. Flood Control Dist.
                #1 Rev. Bonds
                9-1/4s, 4/1/10                        Aaa        1,892,525
              Keller Indpt. Schl. Dist. Rev.
                Bonds
   420,000     zero % s, 8/15/10                      AAA          179,025
   435,000     zero % s, 8/15/09                      AAA          197,925
   435,000     zero % s, 8/15/08                      AAA          211,519

---------------------------------------------------------------------------
$1,000,000    Texas State Texas Pub. Fin. Auth.
                Rev. Bonds Ser. A, 6-1/2s,
                10/1/04                               AA        $ 1,128,750
                                                                 ----------
                                                                  3,761,244
Washington (8.0%)
---------------------------------------------------------------------------
 3,000,000    WA State IFB
                6.31s, 5/1/08 (acquired 6/4/93,
                cost $2,960,100)++                    AA          3,003,750
 1,300,000    WA State Pub. Pwr. Supply Syst.,
                Rev. Bonds (Nuclear Project No.
                1), Ser. A, 7-1/2s, 7/1/07            AA          1,423,500
                                                                 ----------
                                                                  4,427,250
---------------------------------------------------------------------------
              Total Investments (cost $53,323,332)***           $55,366,400
                                                                 ==========

NOTES
---------------------------------------------------------------------------
  * Percentages indicated are based on net assets of $55,207,216, which correspond to a net asset value per class A share and class B share of $8.30 and $8.32, respectively.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the report of independent accountants.

 ++ Restricted as to public resale. At the date of acquistion these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at September 30, 1995 was $3,003,750 or 5.4% of net assets.

*** The aggregate identified cost for federal income tax purposes is $53,323,332, resulting in gross unrealized appreciation and depreciation of $2,086,650 and $43,582, respectively, or net unrealized appreciation of $2,043,068.

    The fund had the following insurance concentration greater than 10% of net assets at September 30, 1995:

       AMBAC                       10.43%

    The fund had the following industry group concentrations greater than 10% of net assets at September 30, 1995:

       Healthcare                  21.83%
       Municipal Utilities         14.56%
       Political Subdivision       13.54%

    The rates shown on IFBs, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at September 30, 1995, which are subject to change based on the terms of the security.

 The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
September 30, 1995

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
  $53,323,332) (Note 1)                                          $ 55,366,400
-----------------------------------------------------------------------------
Cash                                                                   83,127
 ----------------------------------------------------------------------------
Interest and other receivables                                     1,027,117
 ----------------------------------------------------------------------------
Receivable for shares of the fund sold                                118,697
 ----------------------------------------------------------------------------
Unamorized organization expenses (Note 1)                             73,242
 ----------------------------------------------------------------------------
Receivable from Manager (Note 2)                                      60,380
-----------------------------------------------------------------------------
Total assets                                                       56,728,963
-----------------------------------------------------------------------------
Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                 $  1,006,750
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                             19,895
-----------------------------------------------------------------------------
Payable for investor servicing and custodian (Note 2)                     729
-----------------------------------------------------------------------------
Distributions payable to shareholders                                 142,719
-----------------------------------------------------------------------------
Payable for organization expenses (Note 1)                             83,924
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,442
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                             952
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           62,550
-----------------------------------------------------------------------------
Payable for merger expense                                            144,001
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 17,130
-----------------------------------------------------------------------------
Other accrued expenses                                                 41,655
-----------------------------------------------------------------------------
Total liabilities                                                   1,521,747
-----------------------------------------------------------------------------
Net assets                                                       $ 55,207,216
-----------------------------------------------------------------------------
Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                   53,253,439
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          28,215
-----------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
  (Note 1)                                                           (117,506)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                          2,043,068
-----------------------------------------------------------------------------
Total--Representing net assets applicable
  to capital shares outstanding                                  $ 55,207,216
-----------------------------------------------------------------------------
Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price of class A shares
  ($49,259,101 divided by 5,935,325 shares)                            $8.30
-----------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $8.30)*                 $8.58
-----------------------------------------------------------------------------
Net asset value and offering price of class B shares
  ($5,948,115 divided by 715,213 shares)+                              $8.32
-----------------------------------------------------------------------------

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended September 30, 1995

Tax exempt interest income                           $ 1,183,794
----------------------------------------------------------------
Expenses:
----------------------------------------------------------------
Compensation of Manager (Note 2)                     $   112,068
----------------------------------------------------------------
Compensation of Trustees (Note 2)                          3,184
----------------------------------------------------------------
Auditing                                                  21,157
----------------------------------------------------------------
Legal                                                     29,887
----------------------------------------------------------------
Amortization of organization expense (Note 1)              4,200
----------------------------------------------------------------
Reports to shareholders                                   54,021
----------------------------------------------------------------
Investor servicing and custodian (Note 2)                 31,676
----------------------------------------------------------------
Registration fees                                         26,122
----------------------------------------------------------------
Distribution fees -- Class A (Note 2)                     21,255
----------------------------------------------------------------
Distribution fees -- Class B (Note 2)                     36,008
----------------------------------------------------------------
Postage                                                    2,557
----------------------------------------------------------------
Administrative services                                    1,446
----------------------------------------------------------------
Other expenses                                             1,136
----------------------------------------------------------------
Fees and expenses waived by Manager (Note 2)            (133,830)
----------------------------------------------------------------
Total expenses                                           210,887
----------------------------------------------------------------
Fees paid indirectly (Note 2)                            (26,167)
----------------------------------------------------------------
Net expenses                                             184,720
----------------------------------------------------------------
Net investment income                                    999,074
----------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)         (32,940)
----------------------------------------------------------------
Net unrealized appreciation of investments during
  the year                                            1,053,637
----------------------------------------------------------------
Net gain on investment transactions                   1,020,697
----------------------------------------------------------------
Net increase in net assets resulting from
  operations                                         $2,019,771
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets
                                                       June 1, 1994
                                                     (commencement of
                                    For the year      operations) to
                                    September 30       September 30
                                  -----------------------------------
                                        1995               1994
---------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------
Operations:
---------------------------------------------------------------------
Net investment income               $   999,074         $   70,084
---------------------------------------------------------------------
Net realized loss on investments        (32,940)           (75,449)
---------------------------------------------------------------------
Net unrealized appreication
(depreciation) of investments         1,053,637            (29,830)
---------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from
operations                            2,019,771            (35,195)
---------------------------------------------------------------------
Distributions to shareholders from:
---------------------------------------------------------------------
Net investment income
---------------------------------------------------------------------
Class A                                (761,544)           (42,275)
---------------------------------------------------------------------
Class B                                (221,133)           (27,809)
---------------------------------------------------------------------
In excess of net investment income
---------------------------------------------------------------------
Class A                                  --                   (608)
---------------------------------------------------------------------
Class B                                  --                   (665)
---------------------------------------------------------------------
Increase from capital share transactions
(Notes 4 and 5)                      47,006,647          7,170,027
---------------------------------------------------------------------
Total increase in net assets         48,043,741          7,063,475
Net assets
---------------------------------------------------------------------
Beginning of year                     7,163,475            100,000
---------------------------------------------------------------------
End of year (including
undistributed net investment
income and distributions in
excess of net investment
income of $28,215 and $1,273
respectively).                      $55,207,216         $7,163,475
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                       June 1, 1994
                                       (commencement                      June 1, 1994
                                            of                           (commencement
                        For the         operations)        For the       of operations)
                       year ended           to           year ended            to
                      September 30     September 30     September 30      September 30
                     ------------------------------------------------------------------
                           1995            1994             1995              1994
                     ------------------------------------------------------------------
                                 Class A                            Class B
                     -------------------------------    -------------------------------
Net asset value,
beginning of
period                $     8.23          $ 8.50         $    8.24           $ 8.50
---------------------------------------------------------------------------------------
Investment
operations
---------------------------------------------------------------------------------------
Net investment
income                       .45             .18(a)(b)         .40              .17(a)(b)
---------------------------------------------------------------------------------------
Net realized and
unrealized loss
on investments               .07            (.27)            08                (.26)
---------------------------------------------------------------------------------------
Total from
investment
Operations                   .52            (.09)              .48             (.09)
---------------------------------------------------------------------------------------
Less
distributions:
---------------------------------------------------------------------------------------
From net
investment
income                      (.45 )          (.18)             (.40 )           (.17)
---------------------------------------------------------------------------------------
Total
distributions               (.45 )          (.18)             (.40 )           (.17)
---------------------------------------------------------------------------------------
Net asset value,
end of period         $     8.30          $ 8.23         $    8.32           $ 8.24
---------------------------------------------------------------------------------------
Total investment
return at net
asset value (%) (c)         6.54           (1.01)(d)          6.03            (1.11)(d)
---------------------------------------------------------------------------------------
Net assets, end
of period (in
thousands)            $49,259             $4,237         $5,948              $2,926
---------------------------------------------------------------------------------------
Ratio of
expenses to
average net
assets (%)                   .99 (e)         .05(a)(d)        1.55 (e)          .17(a)(d)
---------------------------------------------------------------------------------------
Ratio of net
investment
income to
average net
assets (%)                  5.50            1.89(a)(d)        4.90             1.73(a)(d)
---------------------------------------------------------------------------------------
Portfolio
turnover (%)              162.31           122.9(d)         162.31            122.9(d)
---------------------------------------------------------------------------------------

(a) Reflects an absorption of expenses incurred by the fund. As a result of this limitation, expenses for the period ended September 30, 1994, reflect a reduction of $0.12 and $0.06 for class A and class B shares, respectively. Expenses for the year ended September 30, 1995 reflect a reduction of $0.03 and $0.07 for class A and class B shares, respectively.

(b) Per share net investment income for the period ended September 30, 1994 has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Not annualized.

(e) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

Notes to financial statements
September 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax exempt securities.

The fund offers both class A and class B shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contin-gent deferred sales charge if those shares are redeemed within four years of purchase. Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would re-ceive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At September 30, 1995 the fund had a capital loss carryover of approximately $37,000 available to offset future net capital gain, if any, which will expire on September 30, 2002.

The fund has additional capital loss carryovers of approximately $1,014,000 and $1,153,000 as a result of the acquisition of Putnam Investment Grade Intermediate Municipal Trust. These carryovers will expire on September 30, 2001 and September 30, 2002, respectively.

The Internal Revenue Code provides for various limitations on the amount of such capital loss carryforward that may be utilized in each post-acquisition year. These limitations may affect the amount of the loss carryforward which can be used prior to expiration.

E) Distribution to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of market discount, organization expenses, and the utilization of a capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended September 30, 1995, the fund reclassified $13,091 to increase undistributed net investment income and $3,974 to decrease paid-in-capital, with an increase to accumulated net realized gains and losses of $9,117. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds, original issued discount Treasury bonds and step-up bonds are accreted according to the effective yield method.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares aggregated $77,750. These expenses are being amortized on a straight-line basis over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 045% of the next $500 million and 0.40% of any amount over $1.5 billion, subject to reduction in any year to the extent of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

Until December 31, 1995, the Manager has agreed to reduce its compensation to the extent that expenses of the fund exceed 0.80% of average net assets. The fund's expenses subject to this limitation are exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses and payments required under the fund's Distribution Plans. This limitation is accomplished by a reduction of the compensation payable to the Manager and, if necessary, payment of additional fund expenses by the Manager.

The fund reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of the Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1995, fund expenses were reduced by $26,167 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets generating the credits relating to the expense offset agreement in an alternate income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares and class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% and 1.00% of the average net assets attributable to class A and class B shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.15% and 0.75% of the average net assets attributable to class A and class B shares, respectively.

For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $9,815 from the sale of class A shares and $8,498 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $188 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $34,269,964 and $21,263,521, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1995 there was an unlimited number of shares of beneficial interest authorized divided into two classes of shares, class A and class B capital stock. Transactions in capital shares were as follows:

                                                            June 1, 1994
                                                          (commencement of
                              For the year ended           operations) to
                                 September 30               September 30
                          ---------------------------------------------------
                                     1995                       1994
-----------------------------------------------------------------------------
Class A                                                Shares       Amount
-----------------------------------------------------------------------------
Shares sold                3,450,048    $28,020,298    577,132    $ 4,821,888
Shares issued in
  connection with
  reinvestment of
  distributions               45,151        368,981      3,463         28,725
-----------------------------------------------------------------------------
Shares issued in
  connection with the
  merger of Putnam
  Investment Grade
  Intermediate
  Municipal Trust          5,479,185     44,655,354         --             --
-----------------------------------------------------------------------------
                           8,974,384     73,044,633    580,595      4,850,613
-----------------------------------------------------------------------------
Shares repurchased        (3,553,718)   (28,942,412)   (71,818)      (603,138)
-----------------------------------------------------------------------------
Net increase               5,420,666    $44,102,221    508,777    $ 4,247,475
-----------------------------------------------------------------------------

                                                            June 1, 1994
                                                          (commencement of
                              For the year ended           operations) to
                                 September 30               September 30
                          ---------------------------------------------------
                                     1995                       1994
-----------------------------------------------------------------------------
Class B                                                Shares       Amount
-----------------------------------------------------------------------------
Shares sold                  522,558    $ 4,227,016    375,444     $3,138,621
Shares issued in
  connection with
  reinvestment of
  distributions               17,291        140,674      1,938         16,076
-----------------------------------------------------------------------------
                             539,849      4,367,690    377,382      3,154,697
-----------------------------------------------------------------------------
Shares repurchased          (179,845)    (1,463,264)   (28,055)      (232,145)
-----------------------------------------------------------------------------
Net increase                 360,004    $ 2,904,426    349,327     $2,922,552
-----------------------------------------------------------------------------

Note 5
Acquisition of Putnam Investment Grade
Intermediate Municipal Trust

On August 7, 1995, the fund issued 5,479,185 shares to the shareholders of the Putnam Investment Grade Intermediate Municipal Trust to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Investment Grade Intermediate Municipal Trust on August 4, 1995, valuation date, were $17,456,306 and $44,655,354 respectively. On August 4, 1995, the Trust had unrealized appreciation of $1,019,261.

The aggregate net assets of the fund immediately following the acquisition were $61,745,597.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

James M. Prusko
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Intermediate Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[Putnam Investments logo]
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

20970-155/341    11/95

Bulk Rate
U.S. Postage
PAID
Putnam
Investments

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1) Bold and italic typefaces are displaced in normal type.

(2) Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columar headings and symbols are displayed differently in this filings.

(4) Bullet points and similar graphic signals are omitted.

(5) Page numbering is omitted.

(6) Trademark symbol replaced with (TM)

(7) Copyright symbol is replaced with (c)